UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 17, 2010

NIVS IntelliMedia Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52933	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park, No. 29-31, Shuikou Road, Huizhou, Guangdong, People’s Republic of China 516006

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-2323616

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions.

On February 23, 2010, NIVS IntelliMedia Technology Group, Inc. (the “Company”) issued a press release announcing its preliminary financial results of operations for the year ended December 31, 2009.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed Interim Review.

On February 17, 2010, the management, the Audit Committee, and the Board of Directors of the Company concluded that its financial statements as of and for the three and nine months ended September 30, 2009 as contained in the Form 10-Q filed with the Securities and Exchange Commission (“Commission”) on November 12, 2009 (the “Form 10-Q”) should not be relied upon due to (i) an accounting error that resulted in an overstatement of selling expenses of approximately $618,000 for the three and nine months ended September 30, 2009 and (ii) an error in the accounting treatment of unrecorded liabilities of an aggregate of approximately $870,000 in “Cost of goods sold”, “Selling expense” and “Other general and administrative” expense for the three and nine months ended September 30, 2009.

The unrecorded liabilities relate to the Company’s non-compliance with local PRC housing fund contribution requirements.  According to the relevant PRC regulations on housing provident funds, PRC enterprises are required to contribute housing provident funds for their employees. The monthly contributions for Huizhou City must be at least 5% of each employee’s average monthly income in the previous year. The Company has not paid such funds for its employees since its establishment and the accumulated unpaid amount is approximately $870,000. Under local regulations on collection of housing provident funds in Huizhou City where the Company’s subsidiary NIVS (Huizhou) Audio & Video Tech. Co., Ltd. is located, the local housing authority may require the Company to rectify its non-compliance by setting up bank accounts and making payment and relevant filings for the unpaid housing funds for its employees within a specified time period. If the Company fails to do so within the specified time period, the local housing authority may impose a monetary fine on it and may also apply to the local people’s court for enforcement. The Company’s employees may also be entitled to claim payment of such funds individually.  If the Company receives any notice from the local housing authority or any claim from our current and former employees regarding the Company’s non-compliance with the regulations, the Company will be required respond to the notice and pay all amounts due to the government, including any administrative penalties imposed, which would require the Company to divert its financial resources and/or impact its cash reserves, if any, to make such payments.  Additionally, any administrative costs in excess of the payments, if material, may impact the Company's operating results. As of the date of this Current Report on Form 8-K, the Company has not received any notice from the local housing authority or any claim from our current and former employees.

Corrections for the foregoing errors require a restatement of the financial statements contained in the Form 10-Q (“Restatement”).  The Company has filed concurrently with this Current Report on Form 8-K an Amendment No. 1 to the Form 10-Q (“Amended Form 10-Q”) to correct the above noted errors.  In the Amended Form 10-Q, the Company has restated its Consolidated Balance Sheets as of September 30, 2009, its Consolidated Statements of Operations for the three and nine months ended September 30, 2009, and the Consolidated Statements of Cash Flows for the nine months ended September 30, 2009, and the notes to the consolidated financial statements.

The following is a summary items affected by the corrections described above:

Consolidated Balance Sheets

	As of September 30, 2009
	As previously
	reported	Adjustments	As restated
Accrued liabilities and other payable	$949,937	$870,000	$1,819,937
Corporate tax payable	5,064,923	(132,657)	4,932,266
Total current liabilities	62,129,882	737,343	62,867,225
Total liabilities	62,129,882	737,343	62,867,225
Retained earnings (unrestricted)	39,414,109	(718,910)	38,695,199
Total NIVS IntelliMedia Technology Group, Inc. Shareholder’s Equity	68,636,972	(718,910)	67,918,062
Noncontrolling interest	1,481,729	(18,433)	1,463,296
Total Equity	$70,118,701	$(737,343)	$69,381,358

Consolidated Statements of Operations

	For the three months ended
	September 30, 2009
	As previously
	reported	Adjustments	As restated
Cost of goods sold	$(40,334,025)	$(622,167)	$(40,956,192)
Gross profit	12,121,411	(622,167)	11,499,244
Selling expenses	2,884,365	(556,788)	2,327,577
Other general and administrative	967,960	186,409	1,154,369
Total general and administrative	1,076,133	186,409	1,262,542
Total operating expenses	5,082,501	(370,379)	4,712,122
Income from operations	7,038,910	(251,788)	6,787,122
Income before noncontrolling interest and income taxes	6,970,283	(251,788)	6,718,495
Income taxes	(1,166,471)	132,657	(1,033,814)
Net income	5,803,812	(119,131)	5,684,681
Net income attributable to the noncontrolling interest	(165,238)	18,433	(146,805)
Net income attributable to NIVS IntelliMedia Technology Group, Inc.	$5,638,574	$(100,698)	$5,537,876

	For the nine months ended
	September 30, 2009
	As previously
	reported	Adjustments	As restated
Cost of goods sold	$(94,604,349)	$(622,167)	$(95,226,516)
Gross profit	28,119,986	(622,167)	27,497,819
Selling expenses	5,534,265	61,424	5,595,689
Other general and administrative	2,932,950	186,409	3,119,359
Total general and administrative	3,241,240	186,409	3,427,649
Total operating expenses	11,232,983	247,833	11,480,816
Income from operations	16,887,003	(870,000)	16,017,003
Income before noncontrolling interest and income taxes	16,009,060	(870,000)	15,139,060
Income taxes	(2,442,340)	132,657	(2,309,683)
Net income	13,566,720	(737,343)	12,829,377
Net income attributable to the noncontrolling interest	(345,982)	18,433	(327,549)
Net income attributable to NIVS IntelliMedia Technology Group, Inc.	$13,220,738	(718,910)	12,501,828
Basic earnings per share - net income attributable to NIVS's common shareholders	$0.33	(0.01)	0.32
Diluted earnings per share - net income attributable to NIVS's common shareholders	$0.33	$(0.02)	$0.31

Consolidated Statements of Cash Flows

	For the nine months ended
	September 30, 2009
	As previously
	reported	Adjustments	As restated
Net income	$13,566,720	$(737,343)	$12,829,377
Accounts payable, accrued liabilities and customer deposits	594,146	870,000	1,464,146
Corporate tax payable	$2,320,405	$(132,657)	$2,187,748

Reclassification of Items on Statements of Cash Flows

In addition to the Restatement described above, the Company reclassified the change in restricted cash on its Consolidated Statements of Cash Flows for the nine months ended September 30, 2009 and 2008 from “Cash flows from operating activities” to “Cash flows from investing activities” in the Amended Form 10-Q.

The change of the restricted cash of $6,101,976 and $2,334,918 for the nine months ended September 30, 2009 and 2008, respectively, which were originally reflected in the movement of restricted cash under “Cash flows from operating activities”, was reclassified to reflect in the movement of restricted cash under “Cash flows from investing activities” on the Company’s Consolidated Statements of Cash Flows.

The reclassification has no impact on the Consolidated Statements of Operations for the nine months ended September 30, 2009 and 2008, and the Consolidated Balance Sheets as of September 30, 2009 and December 31, 2008.

The following is a summary of the changes described above:

	For the nine months ended September 30, 2009
	As previously reported	As revised
Net cash provided by operating activities	$9,564,740	$3,462,764
Net cash provided by (used in) investing activities	$(3,326,000)	$2,775,976

	For the nine months ended September 30, 2008
	As previously reported	As revised
Net cash used in operating activities	$(8,354,130)	$(6,019,212)
Net cash used in investing activities	$(13,043,948)	$(15,378,866)

The Company’s Audit Committee, Board of Directors and management conducted a review of the Company’s accounting treatment of the matters relating to the Restatement and it was concluded that the errors described above existed and required correction through the filing of this Current Report on Form 8-K and the Amended Form 10-Q.  The Board of Directors and authorized officers of the Company discussed this matter and conclusion with MaloneBailey, LLP and the Company’s former independent auditors, Kempisty & Company Certified Public Accountants, P.C., and it was concluded that the Company's previously issued financial statement described above could not be relied upon and needed to be restated.

The Company has completed the Restatement with respect to the financial statement as previously issued in the Form 10-Q and has filed with the Commission the Amended Form 10-Q containing the Restatement.

Item 7.01	Regulation FD Disclosure.

The information under Item 2.02, above, is incorporated herein by reference.  In addition, on February 23, 2010, the Company issued a press release announcing certain restatements to its previously issued financial statements for the three and nine months ended and as of September 30, 2009, as more fully described under Item 4.02 of this Current Report on Form 8-K.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and the information contained therein is incorporated herein by reference.

The information reported under Items 2.02 and 7.01 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated February 23, 2010 regarding preliminary results of operations for fiscal 2009
99.2	Press Release dated February 23, 2010 regarding restatements for September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS IntelliMedia Technology Group, Inc.

Dated: February 23, 2010	By:	/s/ Tianfu Li
	Name:	Tianfu Li
	Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated February 23, 2010 regarding preliminary results of operations for fiscal 2009
99.2	Press Release dated February 23, 2010 regarding restatements for September 30, 2009